SUPPLEMENT DATED SEPTEMBER 21, 2021

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS DATED AUGUST 1, 2021

FOR PACIFIC FUNDS ESG CORE BOND

This supplement revises the Pacific Funds Summary Prospectus dated August 1, 2021 for Pacific Funds ESG Core Bond (the “Prospectus”) and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summary section

In the Principal Investment Strategies subsection, under the ESG Exclusions paragraph, part (iv) is deleted and replaced with the following:

(iv) serious human rights violations, severe environmental damage or gross corruption.